UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    September 29, 1999
                                                -------------------------

                                 SB Partners
-------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

  New York                       000-08952                     13-6294787
-------------------------------------------------------------------------
(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

   666 Fifth Avenue, New York, NY                                 10103
-------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
                                                  -----------------------

-------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)

Item 7. Financial Statements

         The following audited and pro forma financial information is included as an amendment to the Form 8-K dated September 29, 1999, filed on October 14, 1999 and incorporated herein by reference.

              In assessing the acquisition of Le Coeur du Monde Apartments, the Registrant considered historical and estimates of future cash flows, physical condition, location, the competitive nature of the market, existing tenancies and opportunities to retain and attract additional tenants. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. After reasonable inquiry, the Registrant is not aware of any material factors that would cause the reported financial information in the accompanying Statements of Revenue and Certain Expenses not to be indicative of future operating results, although no assurance can be given that the historical financial information will be representative of future results.

              The following pro forma consolidated financial statements reflect the acquisition of Le Coeur du Monde Apartments by the Registrant. As the Registrant used the proceeds of a mortgage note of $10,303,000 secured by the property to make this purchase, the consolidated balance sheet as of the last filing, June 30, 1999, has been adjusted to reflect the inclusion of the assets and liabilities of the newly acquired apartment community, as well as the new mortgage note, as if the acquisition and financing had occurred at the end of the period. The consolidated statements of operations for both the six months ended June 30, 1999 and the year ended December 31, 1998 have been restated to reflect the results of operations of the Registrant as if the acquisition and financing had been consummated at the beginning of the periods presented.

              In addition, the consolidated statement of operations for the year ended December 31, 1998 has been restated to reflect the results of operations of the Registrant as if the real estate sales and purchases consummated during 1998 had taken place at the beginning of the year. Those transactions include the sales of Cherry Hill Office Center on April 16 and Riverbend Apartments on June 30, and the purchases of Cypress Key Apartments and Halton Place Apartments on August 20,and December 23, respectively. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal periods presented. Please refer to the Forms 8-K filed April 30, 1998, July 15, 1998, September 4, 1998 and January 7, 1999, as amended, filed in connection with these transactions.

                            SB PARTNERS
                            -----------

                            FORM 8-K/A
                            ----------

                   INDEX TO FINANCIAL STATEMENTS
                   -----------------------------


Statement of Revenue and Certain Expenses
     for the six months ended June 30, 1999 (Unaudited)..................4

Notes to Statement of Revenue and Certain Expenses (Unaudited)...........5

Report of Independent Public Accountants.................................6

Statement of Revenue and Certain Expenses
     for the year ended October 31, 1998.................................7

Notes to Statement of Revenue and Certain Expenses.......................8

Pro Forma Consolidated Balance Sheet
     as of June 30, 1999 (Unaudited).....................................9

Pro Forma Consolidated Statement of Operations
     for the six months ended June 30, 1999 Unaudited)..................10

Pro Forma Consolidated Statement of Operations
     for the year ended December 31, 1998 (Unaudited)..............11 - 13

Notes to Pro Forma Consolidated Financial Statements (Unaudited)...14 - 15


                         LE COEUR DU MONDE APARTMENTS
                         ----------------------------
                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
                    --------------------------------------
                                   UNAUDITED
                                   ---------

REVENUE:
  Rental income                                                      $876,175
  Other income                                                         37,186
                                                                     --------

         Total revenue                                                913,361
                                                                     --------

CERTAIN EXPENSES:
  Repairs and maintenance                                             112,580
  General and administrative                                           63,277
  Real estate taxes                                                    54,547
  Property management fees                                             44,673
  Utilities                                                            28,779
  Promotions and marketing                                             16,883
  Insurance                                                             7,636
                                                                     --------

         Total certain expenses                                       328,375
                                                                     --------

REVENUE IN EXCESS OF CERTAIN EXPENSES                                $584,986
                                                                     ========

   The accompanying notes are an integral part of this financial statement.


                   LE COEUR DU MONDE APARTMENTS
                   ----------------------------
        NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
        --------------------------------------------------
              FOR THE SIX MONTHS ENDED JUNE 30, 1999
              --------------------------------------
                             UNAUDITED
                             ---------

1.       BASIS OF PRESENTATION

     The accompanying Statement of Revenue and Certain Expenses relates to the operations of Le Coeur du Monde Apartments, a 192 unit residential apartment community located in St. Louis, Missouri.

     The accompanying financial statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as depreciation and amortization, not related to the future operations of the property. Management is not aware of any material factors relating to the property which would cause the reported financial information not to be indicative of future operating results.

2.       SIGNIFICANT ACCOUNTING POLICIES

     The accompanying Statement of Revenue and Certain Expenses was prepared using the accrual basis of accounting in accordance with generally accepted accounting principles. Rental income is recorded as earned pursuant to the terms of leases entered into with tenants, generally for periods not longer than a year. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of certain estimates in determining the reported amounts of revenues and expenses. Actual results could differ from those estimates.

INDEPENDENT AUDITOR'S REPORT


To the Owners of
Le Coeur du Monde Apartments:


We have audited the accompanying statement of revenue and certain expenses of Le Coeur du Monde Apartments for the year ended October 31, 1998. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of SB Partners, as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Le Coeur du Monde Apartments for the year ended October 31, 1998, in conformity with generally accepted accounting principles.

/s/ Beatty, Schival & Associates, LLC


Alpharetta, GA
December 18, 1998


                   LE COEUR DU MONDE APARTMENTS
                   ----------------------------
             STATEMENT OF REVENUE AND CERTAIN EXPENSES
             -----------------------------------------
                FOR THE YEAR ENDED OCTOBER 31, 1998
                -----------------------------------

REVENUE:
  Rental income                                                    $1,744,252
  Other income                                                         54,984
                                                                   ----------

         Total revenue                                              1,799,236
                                                                   ----------

CERTAIN EXPENSES:
  Repairs and maintenance                                             241,155
  General and administrative                                          138,677
  Real estate taxes                                                   111,335
  Property management fees                                             88,926
  Utilities                                                            61,529
  Promotions and marketing                                             25,446
  Insurance                                                            18,498
                                                                   ----------

         Total certain expenses                                       685,566
                                                                   ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                              $1,113,670
                                                                   ==========

   The accompanying notes are an integral part of this financial statement.


                   LE COEUR DU MONDE APARTMENTS
                   ----------------------------
        NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
        --------------------------------------------------
                FOR THE YEAR ENDED OCTOBER 31, 1998
                -----------------------------------


1.       BASIS OF PRESENTATION

     The accompanying statement of revenue and certain expenses reflects the operations of Le Coeur du Monde Apartments (the Property), a 192-unit residential apartment community located in St. Louis, Missouri. The Property was acquired by SB Partners (the Company) from Le Coeur du Monde Limited Partnership on September 29, 1999. The accompanying statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus excludes certain expenses, such as mortgage interest, depreciation, amortization, and certain professional fees not related to the future operations of the property.

     The accompanying financial statement has been prepared using the accrual basis of accounting in accordance with generally accepted accounting principles. Rental income is recorded as it is earned pursuant to the terms of leases entered into with tenants, generally for periods not longer than a year. Rent concessions granted to tenants are not material to the financial statements.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2.       RELATED-PARTY TRANSACTIONS

     An affiliate of the general partner of the seller, Le Coeur du Monde Limited Partnership, oversaw the management and operations of the apartment community. For these services, the former owner paid a property management fee equal to 5% of gross rental and other project income, as defined in the management agreement. During the year ended October 31, 1998, the Property paid $89,307 of such fees.

                                                             SB PARTNERS
                                                             -----------
                                                  (a New York limited partnership)
                                                   ------------------------------

                                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                                ------------------------------------
                                                             (UNAUDITED)
                                                              ---------

                                                          JUNE 30,            PRO FORMA         PRO FORMA
                                                            1999             ADJUSTMENTS         BALANCE
                                                         AS REPORTED        (SEE NOTE 2)          SHEET
                                                        -------------        -----------        ---------
 Assets:
   Investments -
     Real estate, at cost
     Land                                              $  6,444,653        $ 1,332,500       $  7,777,153
     Buildings, furnishings and improvements             62,728,853         12,001,627         74,730,480
     Less - accumulated depreciation                    (15,568,772)                 0        (15,568,772)
                                                       ------------        -----------       ------------
                                                         53,604,734         13,334,127         66,938,861

Other assets-
     Cash and cash equivalents                            5,178,155         (3,296,311)         1,881,844
     Other                                                1,971,905            433,650          2,405,555
                                                       ------------        -----------       ------------
    Total assets                                       $ 60,754,794        $10,471,466       $ 71,226,260
                                                       ============        ===========       ============
 Liabilities:

    Mortgage notes payable                             $ 41,633,103        $10,303,000       $ 51,936,103
    Accounts payable and accrued expenses                   636,322            102,376            738,698
    Tenant security deposits                                250,235             66,090            316,325
                                                       ------------        -----------       ------------
    Total liabilities                                    42,519,660         10,471,466         52,991,126
                                                       ------------        -----------       ------------

 Partners' Capital:
 Units of partnership interest without par value;
    Limited partners - 7,753 units                       18,251,217                  0         18,251,217
    General partner - 1 unit                                (16,083)                 0            (16,083)
                                                       ------------        -----------       ------------
           Total partners' capital                       18,235,134                  0         18,235,134
                                                       ------------        -----------       ------------
          Total liabilities & partners' capital        $ 60,754,794        $10,471,466       $ 71,226,260
                                                       ============        ===========       ============

                 See accompanying notes to pro forma consolidated financial statements.


                                                      SB PARTNERS
                                                     ------------
                                           (a New York limited partnership)
                                            ------------------------------
                                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    ----------------------------------------------
                                                      (UNAUDITED)
                                                       ---------
                                        For the Six Months Ended June 30, 1999
                                        --------------------------------------

                                                                      PRO FORMA ADJUSTMENTS
                                                                          (SEE NOTE 2)
                                                                      ---------------------

                                                                           PURCHASE OF          PRO FORMA
                                                            AS          LE COEUR DU MONDE        INCOME
                                                         REPORTED          APARTMENTS           STATEMENT
                                                       ------------        -----------        ------------
 Revenue:
 Rental income                                           $4,811,121          $876,175          $5,687,296
 Interest on short-term investments                         137,330                 0             137,330
 Other                                                      229,683            37,186             266,869
                                                          ----------         --------          ----------
     Total revenue                                        5,178,134           913,361           6,091,495
                                                          ----------         --------          ----------
 Expenses:
 Real estate operating expenses                           2,097,479           273,828           2,371,307
 Interest on mortgage notes payable                       1,483,237           401,367           1,884,604
 Depreciation and amortization                              996,241           156,000           1,152,241
 Real estate taxes                                          474,990            54,547             529,537
 Management fees                                            359,063            19,000             378,063
 Other                                                      157,277                 0             157,277
                                                         ----------          --------          ----------
     Total expenses                                       5,568,287           904,742           6,473,029
                                                         ----------          --------          ----------
Net income (loss) from operations                          (390,153)            8,619            (381,534)

Net income (loss) from operations
      allocated to general partner                              (50)                1                 (49)
                                                         ----------          --------         -----------
Net income (loss) from operations
      allocated to limited partners                      $ (390,103)         $  8,618          $ (381,485)
                                                         ==========          ========          ==========
Net income (loss) per unit of
      limited partnership interest                       $   (50.32)         $   1.11          $   (49.21)
                                                         ==========          ========          ==========
Weighted average number of Units of limited
   partnership interest outstanding                           7,753             7,753               7,753
                                                         ==========          ========          ==========

                        See accompanying notes to pro forma consolidated financial statements.

                                                      SB PARTNERS
                                                     ------------
                                           (a New York limited partnership)
                                            ------------------------------
                                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    ----------------------------------------------
                                                      (UNAUDITED)
                                                       ---------
                                         For the Year Ended December 31, 1998
                                         ------------------------------------

                                                                                PRO FORMA ADJUSTMENTS
                                                                                    (SEE NOTE 2)
                                                                                ---------------------
                                                                              SALE OF            SALE OF            RESTATED
                                                             AS              CHERRY HILL         RIVERBEND          FOR SALE
                                                          REPORTED          OFFICE CENTER       APARTMENTS        TRANSACTIONS
                                                       ---------------      -------------       ----------        ------------
 Revenues:
 Rental income                                           $8,541,709          $(416,047)       $(1,925,117)       $ 6,200,545
 Interest on short-term investments                         331,210                  0                  0            331,210
 Other                                                      638,662             (1,069)          (357,714)           279,879
                                                         ----------         ----------        -----------        -----------
     Total revenues                                       9,511,581           (417,116)        (2,282,831)         6,811,634
                                                         ----------         ----------        -----------        -----------
 Expenses:
 Real estate operating expenses                           4,578,613           (250,472)        (1,377,203)         2,950,938
 Interest on mortgage notes and other loans payable       2,041,952                  0            (96,430)         1,945,522
 Depreciation and amortization                            1,425,744             (4,873)                0           1,420,871
 Real estate taxes                                          698,144            (49,380)          (145,061)           503,703
 Management fees                                            835,502            (25,000)          (142,000)           668,502
 Other                                                      391,101            (17,216)           (16,552)           357,333
                                                         ----------         ----------        -----------        -----------
     Total expenses                                       9,971,056           (346,941)        (1,777,246)         7,846,869
                                                         ----------         ----------        -----------        -----------
Net income (loss) from operations                          (459,475)           (70,175)          (505,585)        (1,035,235)

Net income (loss) from operations
      allocated to general partner                              (59)                (9)               (65)              (133)
                                                         ----------         ----------        -----------        -----------
Net income (loss) from operations
      allocated to limited partners                      $ (459,416)         $ (70,166)       $  (505,520)       $(1,035,102)
                                                         ==========          =========        ===========        ===========

Net income (loss) from operations
      per unit of  limited partnership interest          $   (59.26)         $   (9.05)       $    (65.21)       $   (133.52)
                                                         ==========          =========        ===========        ===========
Weighted average number of Units of limited
   partnership interest outstanding                           7,753              7,753              7,753              7,753
                                                         ==========          =========        ===========        ===========

                        See accompanying notes to pro forma consolidated financial statements.

                                                      SB PARTNERS
                                                     ------------
                                           (a New York limited partnership)
                                            ------------------------------
                                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    ----------------------------------------------
                                                      (UNAUDITED)
                                                       ---------
                                         For the Year Ended December 31, 1998
                                         ------------------------------------

                                                                                  PRO FORMA ADJUSTMENTS
                                                                                      (SEE NOTE 2)
                                                                                  ---------------------
                                                                            PURCHASE AND
                                                          RESTATED          FINANCING OF        PURCHASE OF         RESTATED
                                                          FOR SALE           CYPRESS KEY       HALTON PLACE         FOR 1998
                                                        TRANSACTIONS         APARTMENTS         APARTMENTS        TRANSACTIONS
                                                        ------------        ------------        ----------          ---------
 Revenues:
 Rental income                                          $ 6,200,545         $1,703,180          $1,528,462       $ 9,432,187
 Interest on short-term investments                         331,210                  0                   0           331,210
 Other                                                      279,879             79,640              79,698           439,217
                                                        -----------         ----------          ----------       -----------
     Total revenues                                       6,811,634          1,782,820           1,608,160        10,202,614
                                                        -----------         ----------          ----------       -----------
 Expenses:
 Real estate operating expenses                           2,950,938            530,840             602,168         4,083,946
 Interest on mortgage notes and other loans payable       1,945,522          1,041,927                   0         2,987,449
 Depreciation and amortization                            1,420,871            373,730             260,717         2,055,318
 Real estate taxes                                          503,703            206,135             144,511           854,349
 Management fees                                            668,502            (23,000)            144,000           789,502
 Other                                                      357,333             10,645               4,320           372,298
                                                        -----------         ----------          ----------       -----------
     Total expenses                                       7,846,869          2,140,277           1,155,716        11,142,862
                                                        -----------         ----------          ----------       -----------
Net income (loss) from operations                        (1,035,235)          (357,457)            452,444          (940,248)

Net income (loss) from operations
      allocated to general partner                             (133)               (46)                 58              (121)
                                                        -----------         ----------          ----------       -----------
Net income (loss) from operations
      allocated to limited partners                     $(1,035,102)        $ (357,411)         $  452,386       $  (940,127)
                                                        ===========         ==========          ==========       ===========

Net income (loss) from operations
      per unit of limited partnership interest          $   (133.52)        $   (46.10)         $    58.36       $   (121.26)
                                                        ===========         ==========          ==========       ===========
Weighted average number of Units of limited
   partnership interest outstanding                           7,753              7,753               7,753             7,753
                                                        ===========         ==========          ==========       ===========

                        See accompanying notes to pro forma consolidated financial statements.

                                                      SB PARTNERS
                                                     ------------
                                           (a New York limited partnership)
                                            ------------------------------
                                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    ----------------------------------------------
                                                      (UNAUDITED)
                                                       ---------
                                         For the Year Ended December 31, 1998
                                         ------------------------------------
                                                                       PRO FORMA ADJUSTMENTS
                                                                           (SEE NOTE 2)
                                                                       ---------------------

                                                         RESTATED          PURCHASE OF          RESTATED
                                                         FOR 1998       LE COEUR DU MONDE        INCOME
                                                       TRANSACTIONS        APARTMENTS           STATEMENT
                                                        ----------         -----------       ---------------
 Revenues:
 Rental income                                          $ 9,432,187         $1,744,252        $11,176,439
 Interest on short-term investments                         331,210                  0            331,210
 Other                                                      439,217             54,984            494,201
                                                        -----------         ----------        -----------
     Total revenues                                      10,202,614          1,799,236         12,001,850
                                                        -----------         ----------        -----------
 Expenses:
 Real estate operating expenses                           4,083,946            574,231          4,658,177
 Interest on mortgage notes and other loans payable       2,987,449            800,994          3,788,443
 Depreciation and amortization                            2,055,318            311,765          2,367,083
 Real estate taxes                                          854,349            111,335            965,684
 Management fees                                            789,502             38,000            827,502
 Other                                                      372,298                  0            372,298
                                                        -----------         ----------        -----------
     Total expenses                                      11,142,862          1,836,325         12,979,187
                                                        -----------         ----------        -----------
Net income (loss) from operations                          (940,248)           (37,089)          (977,337)

Net income (loss) from operations
      allocated to general partner                             (121)                (5)              (126)
                                                        -----------         ----------        -----------
 Net income (loss) from operations
      allocated to limited partners                     $  (940,127)        $  (37,084)       $  (977,211)
                                                        ===========         ==========        ===========
 Net income (loss) from operations
      per unit of limited partnership interest          $   (121.26)        $    (4.78)       $   (126.04)
                                                        ===========         ==========        ===========
Weighted average number of Units of limited
   partnership interest outstanding                           7,753              7,753              7,753
                                                        ===========         ==========        ===========

                     See accompanying notes to pro forma consolidated financial statements.

                                  SB PARTNERS
                                  -----------
                       (a New York limited partnership)
                       --------------------------------

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
             ----------------------------------------------------

                                    (UNAUDITED)
                                    -----------


(1)      Accounting and Financial Reporting
         ----------------------------------
              The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K, quarterly report on Form 10-Q, and Forms 8-K filed April 30, 1998, July 15, 1998, September 4, 1998 and January 7, 1999, as amended.


(2)      Pro Forma Adjustments
         ---------------------

              The consolidated balance sheet as of the last filing date, June 30, 1999, has been restated to reflect the addition of the assets and liabilities related to Le Coeur du Monde Apartments, and the related mortgage note payable, as if the transactions had occurred on such date. The total costs to acquire Le Coeur du Monde Apartments, $13,334,127, have been added to the Registrant's portfolio of investments in real estate properties. Liabilities assumed at the time of the purchase, accrued real estate taxes of $92,376, prepaid rents of $10,000 and tenant security deposits of $66,090, were added to the Registrant's total liabilities. The mortgage note of $10,303,000 secured by the property has been added to the total of the Registrant's mortgage notes payable. The increase in deferred costs related to the financing, $127,246, has been added to the assets held by the Registrant. Other assets have also been increased $306,404 for the deposits held in escrow required by the lender under the terms of the mortgage note. Cash held by the Registrant has been decreased by $3,296,311, the net cash required for the acquisition of Le Coeur du Monde Apartments.

                  The accompanying pro forma consolidated statements of operations for the six months ended June 30, 1999, and the year ended December 31, 1998, have been adjusted to reflect the results of operations of the Registrant as if the acquisition and financing had been consummated at the beginning of the periods presented. The consolidated statement of operations for the year ended December 31, 1998 has also been adjusted for the purchases and sales that took place during that year, as if those transactions had occurred at the beginning of the year. Those transactions include the sales of Cherry Hill Office Center on April 16 and Riverbend Apartments on June 30, and the purchases of Cypress Key Apartments and Halton Place Apartments on August 20,and December 23, respectively. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as all were consummated during the fiscal periods presented. Please refer also to the Forms 8-K, as amended, filed in connection with these transactions.

         The items of income of Le Coeur du Monde Apartments, Halton Place Apartments and Cypress Key Apartments that have been added to the consolidated statement of operations for the periods presented include rental and other income received from tenants. All expenses relating to the properties, including real estate operating expenses, interest on mortgage notes payable, taxes, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investments in the properties, net of the proceeds of the mortgage notes placed on Le Coeur du Monde Apartments and Cypress Key Apartments.

         All items of income of Riverbend Apartments and Cherry Hill Office Center have been removed from the consolidated statements of operations for the year ended December 31, 1998, including rental and other income received from tenants. All expenses relating to the properties, including interest accrued on the mortgage, real estate operating expenses, taxes, depreciation as applicable, and other expenses have also been removed from the statements of operations. In addition, management fees have been reduced to reflect the sales of the properties. In accordance with the rules and regulations regarding the filing of Form 8-K, no gains or losses from the sales of the real estate are reflected in the pro forma statements of operations.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  ---------------------------------------
                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date  December 13, 1999            /s/ George N. Tietjen III
     -------------------           --------------------------------------
                                   George N. Tietjen III
                                   Vice-President